UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LAUDUS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Laudus Trust
Shareholder Proxy

April 13, 2022
Dear Fellow Shareholders,
Laudus Trust (the “Trust”) will hold a Special Meeting of Shareholders virtually on June 1, 2022, at 9:00 a.m. Pacific Time at https://www.viewproxy.com/schwab/broadridgevsm/. Please read the enclosed material and vote your shares. We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card.
Shareholders of the Schwab® Select Large Cap Growth Fund (formerly Laudus® U.S. Large Cap Growth Fund) (the “Fund”), the only series of the Trust, are being asked to elect trustees. The trustees of the Trust believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.
No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs – which are paid for by the Fund and its shareholders – and also will mean that you can avoid receiving follow-up phone calls or mailings.
Thank you for your attention to this important matter.
Sincerely,
/s/ Walter W. Bettinger II
WALTER W. BETTINGER II
CHAIRMAN

i

IMPORTANT INFORMATION
The following “Questions and Answers” is a summary of important information relating to the special meeting of shareholders and is not intended to be as detailed as discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the remaining proxy materials.
What are shareholders voting on?
The Board of Trustees (the “Board”) is asking you to vote on the election of ten members to the Board of Trustees of Laudus Trust (the “Trust,” and together with The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Strategic Trust and Schwab Annuity Portfolios, the “Schwab Funds and ETFs”).
Why am I being asked to elect trustees?
The Board is seeking to fill two vacancies on the Board. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the two additional proposed trustees described herein and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. Separately, the Boards of Trustees of the Schwab Funds and ETFs, which are all advised by Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, are proposing to elect the same trustees. By having this election, we will be able to continue consolidated board oversight of all of the funds in the Schwab Funds and ETFs and manage them more efficiently.
What vote is required to approve the proposal?
Shareholders of the Fund will vote together for the election of the trustees of the Trust. To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast.
How do I vote?
There are several ways you can vote your shares, including by voting at the meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this proxy statement provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the election of each candidate, as recommended by the Trust’s Board, and in their best judgment on other matters.
You may revoke your proxy and change your vote by:
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signing a proxy card with a later date and returning it before the polls close at the meeting at 9:00 a.m. Pacific Time on June 1, 2022,

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voting by telephone or on the Internet before 9:00 a.m. Pacific Time on June 1, 2022, or

•
voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation.
We are sensitive to the health and travel concerns that our shareholders may have and the protocols that federal, state and local governments have imposed. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and that offering a virtual only meeting will help to support the health and well-being of our shareholders. Therefore, we have chosen to conduct a virtual meeting rather than an in-person meeting. Shareholders of the Fund can register for the meeting at https://www.viewproxy.com/schwab/ broadridgevsm/. Once a shareholder registers, the shareholder will receive an email with a link to the meeting and a control number needed to join the meeting. Shareholders will be able to listen to the meeting live, submit questions and vote online.
Does my vote make a difference?
Yes. To take action on the proposal to elect trustees, a quorum (forty percent (40%) of shares present in person or represented by proxy and entitled to vote at the meeting) must be present in person or by proxy. Even if you have very few shares, you help the Trust receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the Trust avoid the expense of sending additional mailings to try to get shareholders to cast more votes – a process that is costly to the Trust and to shareholders.
Whom do I call if I have questions?
We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call 1-855-976-3331 Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
LAUDUS TRUST
A special meeting of shareholders of the Schwab® Select Large Cap Growth Fund (the “Fund”), the only series of Laudus Trust (the “Trust”), will be held virtually on June 1, 2022, at 9:00 a.m. Pacific Time at https://www.viewproxy.com/schwab/broadridgevsm/.
The purpose of the meeting will be to conduct the following items of business:
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Elect ten trustees to serve on the Board of Trustees of the Trust, and

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Consider any other business properly coming before the meeting or any adjournment or postponement thereof.

Shareholders who owned shares in the Fund as of the close of business on April 6, 2022, are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. If you do not attend the meeting, you may vote by proxy by completing, signing and returning the enclosed proxy card by mail or by submitting your vote by Internet or telephone. We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Proxies may be revoked prior to the meeting by following the procedures detailed in the proxy materials.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2022
The proxy materials are available online at www.proxyvote.com.
By order of the Board of Trustees,
/s/ Jonathan de St. Paer
Jonathan de St. Paer
President and Chief Executive Officer
April 13, 2022

PROXY STATEMENT
LAUDUS TRUST
The Board of Trustees (the “Board”) of Laudus Trust (the “Trust,” and together with The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Strategic Trust and Schwab Annuity Portfolios, the “Schwab Funds and ETFs”) is sending these proxy materials to shareholders of Schwab® Select Large Cap Growth Fund (the “Fund”), the only series of the Trust. The Board is soliciting proxies in connection with the special meeting of shareholders scheduled on June 1, 2022, at 9:00 a.m. Pacific Time. These proxy materials are being mailed to shareholders on or about April 27, 2022.
In light of public health concerns regarding the coronavirus pandemic, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person. To participate in the meeting virtually, shareholders must register in advance by visiting https://www.viewproxy.com/schwab/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.
Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on May 31, 2022, but in any event must be received by the scheduled time for commencement of the meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/schwab/broadridgevsm/ and submit their name and newly-issued control number in order to register to participate in and vote at the meeting.
After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the meeting, and (ii) an email with a password to enter at the event link in order to access the meeting. Shareholders may vote before or during the meeting at www.proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the meeting. Even if you plan to attend the meeting virtually, you are requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone or via the Internet as described on the enclosed proxy card. You may revoke your proxy at any time prior to its exercise by giving written notice to the Clerk of the Fund at 211 Main Street, San Francisco, California, 94105, by signing and submitting another proxy of a later date, or by attending the meeting virtually and voting at the meeting.

The Board has fixed the record date as of the close of business on April 6, 2022. If you were a shareholder of the Fund at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting virtually, please call 1-415-667-0780. The number of issued and outstanding shares of the Fund entitled to vote is contained below under “Votes Required to Elect Trustees.”

PROPOSAL – ELECTION OF TRUSTEES
Shareholders of the Fund are being asked to vote on the election of trustees.
Proposal Summary	Fund Voting on the Proposal
Election of ten trustees to Laudus Trust, effective October 1, 2022.	The shareholders of the Fund, which is the only series of the Trust, will vote together on the proposal.
Assuming that the proposal for the election of the ten trustees is approved by the Schwab Funds and ETFs, beginning on October 1, 2022, the same board of trustees will oversee all of the Schwab Funds and ETFs. All Schwab Funds and ETFs share the same investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management (“Schwab Asset Management” or the “investment adviser”), and certain other administrative, legal, compliance, marketing and other functions. The Board believes that continued consolidation of board oversight of the Schwab Funds and ETFs, each of which is a mutual fund or exchange-traded fund, is expected to result in the continuation of certain efficiencies and benefits to the Trust and its shareholders. These benefits include:
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aligning oversight of the Schwab Funds and ETFs,

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streamlining Board communications by avoiding duplication of Board reporting,

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opportunities for enhanced governance by providing comprehensive Board oversight, and

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consistency of Board process and conservation of management and Board resources.

If approved, the following eight trustees, who currently serve on the Schwab Funds and ETFs’ Boards, will continue to serve on the Schwab Funds and ETFs’ Boards: Walter W. Bettinger II, Robert W. Burns, Nancy F. Heller, David L. Mahoney, Jane P. Moncreiff, Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn. In addition, if approved, Richard A. Wurster, an interested trustee, and Michael J. Beer, an independent trustee will join the Schwab Funds and ETFs’ Boards effective October 1, 2022. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed trustees and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. Please note that Mr. Patel will retire from the Schwab Funds and ETFs’ Boards on December 31, 2022, in accordance with the Schwab Funds and ETFs’ retirement policy for trustees.
Recommendation to Elect Trustees
The Governance Committee recommended all of the nominees for election included in this proxy statement. Mr. Bettinger, Mr. Burns, Mr. Mahoney, Mr. Patel and Ms. Patmore have been previously elected to the Board. The Board appointed Ms. Heller, Ms. Moncreiff and Mr. Penn as trustees in 2018, 2019 and 2021, respectively, and this is the first time they are standing for election since their appointment. The independent trustees recommended Ms. Heller, Ms. Moncreiff and Mr. Penn to the Governance Committee for appointment as trustees. The independent trustees recommended Michael J. Beer to the Governance Committee for nomination to the Board. The interested trustees, as defined below, recommended Richard A. Wurster to the Governance Committee for nomination to the Board. Each nominee has consented to serve as a trustee for the Fund if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is noted below.
Certain trustees are “interested persons.” A trustee is considered an interested person of a Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), if, among other things, he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of a Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (“CSC”), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used in this proxy statement, the terms “Fund Complex” and “Family of Investment Companies” refers to the Schwab Funds and ETFs.
Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Walter W. Bettinger II(2) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008-present) and President (Oct. 2008-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-Oct. 2021) and Director (May 2008-Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006-present), Charles Schwab Bank, SSB; Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present) and President and Chief Executive Officer (Aug. 2017-present), Schwab Holdings, Inc.; Director (Oct. 2020-present), TD Ameritrade Holding Corporation; Director (July 2016-Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008-present), CSC

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Richard A. Wurster(2) 1973 Nominee	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	103	None
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Nominee	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	103	Principal Funds, Inc. (Dec. 2016-Sept. 2019)
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009-present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management) and President, PIMCO Funds.	103	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014-2016), TIAA Charitable (financial services); Senior Managing Director (2003-2016), TIAA (financial services).	103	None

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor (2001-present). Formerly, Co-Chief Executive Officer, McKesson Corporation (healthcare services).	103	Director (2004-present), Corcept Therapeutics Incorporated Director (2009-2021), Adamas Pharmaceuticals, Inc. Director (2003-2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008-Sept. 2013), Intuit, Inc. (financial software and services for consumers and small businesses).	103	Director (2008-present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting). Formerly, Chief Financial Officer and Executive Vice President, First Data Corporation (financial services).	103	None

Name, Year of Birth, and Positions(s) with the Trusts; (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006-2018), BNY Mellon (financial services).	103	None

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

(2)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the Schwab Funds and ETFs, and is an employee of Schwab, the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Wurster is an Interested Trustee because he owns stock of CSC, is a director of Schwab Asset Management and is an employee and director of Schwab.

BOARD LEADERSHIP STRUCTURE
The description below is of the Board’s current leadership structure. The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (75 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). The Trust does not have a single lead independent trustee. There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.

BOARD OVERSIGHT OF RISK MANAGEMENT
The description below is of the Board’s current oversight of risk management. Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
INDIVIDUAL TRUSTEE NOMINEE QUALIFICATIONS
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of  (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of his experience serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of The Charles Schwab Family of Funds, Schwab

Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; and Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of Schwab Strategic Trust since 2009; and The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011 and Schwab Strategic Trust since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2019.
The Board has concluded that Mr. Patel should serve as trustee of the Trust because of the experience he gained serving as trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011 and Schwab Strategic Trust since 2016, as executive vice president, general manager and chief financial officer of Intuit, Inc., his service on other public company boards, and his experience serving as chair of the Schwab Funds’ and ETFs’ Audit, Compliance and Valuation Committee.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of her experience serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of his experience leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.

CORPORATE GOVERNANCE INFORMATION
Board of Trustees and Board Committees
The authorized number of trustees of each Trust is currently nine and each Trust has nine trustees. The Board has authorized an increase in the authorized number of trustees of each Trust to ten, effective October 1, 2022. There are ten nominees for election to the Board of the Trust at the special meeting, effective October 1, 2022.
Currently, the Trust has an Audit, Compliance and Valuation Committee, an Investment Oversight Committee and a Governance Committee. Each of these committees is currently composed entirely of  “independent trustees.”
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kiran M. Patel (Chair), Kimberly S. Patmore and J. Derek Penn. The Board has determined that Mr. Patel, Ms. Patmore and Mr. Penn are audit committee financial experts under applicable Securities and Exchange Commission definitions.
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. A copy of the Governance Committee charter is contained in Appendix A to this proxy statement.
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the Fund’s investment adviser and subadvisers. This committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff  (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney.

The Board met five times during the fiscal year ended March 31, 2022, the Audit, Compliance and Valuation Committee met four times, the Investment Oversight Committee met four times and the Governance Committee met five times. Each trustee attended all Board and applicable committee meetings of the Trust during the Trust’s most recent fiscal year ended March 31, 2022. The Trust does not hold annual meetings of shareholders and does not have a policy with regard to the attendance of trustees at such meetings.
Evaluating and Nominating Candidates for Trustee
In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee of the Board shall consider whether it is in the best interests of the Trust and its shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Committee, other independent trustees of the Board, or members of the Board who are interested persons of the Trust. The Governance Committee also may consider candidates recommended by a search firm engaged by the Committee, if the Committee chooses to engage a search firm. If the Governance Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is not an interested person of the Trust, only those trustees who are not interested persons may select and nominate candidates for that position.
The Governance Committee, when evaluating candidates for trustee, seeks the following, minimum qualifications:
•
the ability to work together with other trustees, with full and open discussion and debate as an effective group,

•
current knowledge and experience in the Trust’s business or operations, contacts in the industries relevant to the Trust’s business, or substantial business, financial or industry-related experience commensurate with the size, complexity, and risk profile of the Trust, and

•
the willingness and ability to devote adequate time to the Trust’s business.

The Governance Committee also considers the following qualities and skills when making its determination whether a nominee is qualified:
•
relationships that may affect the independence of the trustee or conflicts of interest that may affect the trustee’s ability to discharge his or her duties,

•
diversity of experience and background, including the need for financial, business, academic, public or other expertise on the Board or Board committees, and

•
the fit of the individual’s skills and experience with those of the other trustees and potential trustees in comparison to the needs of the Trust.

When evaluating a candidate for nomination, the Governance Committee does not assign specific weight to any of these factors nor does the Committee believe that all of the criteria necessarily apply to every candidate. The Governance Committee considers these qualifications and regularly assesses the overall effectiveness of the Boards in maintaining a balance of perspectives important to the Trust and its shareholders.
The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.
If you wish to communicate with the Board or with the independent trustees of the Trust, you may send your communication in writing to the Clerk of the Trust, 211 Main Street, San Francisco, California 94105. You must include your name and address in the written communication and indicate whether you are a shareholder of the Fund. The Clerk will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Clerk will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Clerk will retain a copy of such communications for review by any trustee upon his or her request.
Diversity
When identifying trustee nominees, the Governance Committee considers the qualifications and skills represented on the Board. The Board recognizes that a variety of viewpoints is vital to effective decision-making, constructive dialogue, and a healthy boardroom culture. As discussed in the “Evaluating and Nominating Candidates for Trustee” section above, one of the considerations evaluated by the Governance Committee is the diversity of experience and background of trustees. Although the Governance Committee has not adopted a formal definition of diversity in this context, factors generally considered by the Governance Committee include each nominee’s professional experience, education, and expertise on relevant matters to the Trust, general leadership experience and background. These considerations are broad, are consistent with non-discrimination practices, and aim to combine a diversity of skill sets and experience as well as background, including race, ethnicity and gender, in a complementary manner that is beneficial to the Trust and its shareholders.
Compensation of Trustees
Interested trustees receive no compensation from the Fund for their service as trustees.
Independent trustees receive compensation for their service, which is allocated among the Schwab Funds and ETFs based on a combination of the number of funds and the net assets of the funds in the Trusts. Each independent trustee currently receives the following compensation on an aggregate basis from the Schwab Funds and ETFs:
•
an annual retainer of  $330,000 (paid quarterly),

•
an annual retainer of  $20,000 (paid quarterly) for each Independent Trustee who serves as Chair of a Board committee,

•
$2,000 for each special Board or committee meeting of less than two hours,

•
$4,000 for each special Board or committee meeting of more than two hours, and

•
$4,000 per day in connection with preparation for and attendance at special appearances as determined by the trustees (the trustees received no compensation in the Trust’s prior fiscal year for special appearances).

Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings and special appearances.
The compensation paid to the trustees for the fiscal year ended March 31, 2022, is shown in the following table. The Trust does not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.
Name of Independent Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and the Family of Investment Companies
Robert W. Burns	$10,344	$333,294
Nancy F. Heller	$10,282	$331,300
David L. Mahoney	$10,499	$338,294
Jane P. Moncreiff	$10,902	$351,258
Kiran M. Patel	$10,840	$349,264
Kimberly S. Patmore	$10,282	$331,300
J. Derek Penn(1)	$8,519	$274,458

(1)
Mr. Penn joined the Board effective June 1, 2021.

Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

Ownership of Fund Securities
The following table shows the dollar range of equity securities beneficially owned by each trustee and trustee nominee in the Fund as of December 31, 2021, and the aggregate dollar range of trustee ownership in the Family of Investment Companies.
Name of Trustee	Dollar Range of Equity Securities of Schwab Select Large Cap Growth Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II	None	Over $100,000
Richard A. Wurster	None	Over $100,000
INDEPENDENT TRUSTEES
Robert W. Burns	None	Over $100,000
Nancy F. Heller	None	Over $100,000
David L. Mahoney	None	Over $100,000
Jane P. Moncreiff	None	Over $100,000
Kiran M. Patel	None	Over $100,000
Kimberly S. Patmore	None	Over $100,000
J. Derek Penn(1)	None	None
Michael J. Beer	None	None

(1)
Mr. Penn joined the Board effective June 1, 2021.

Officers of the Trust
The table below provides information regarding the Trust’s officers. The mailing address for each of the officers is c/o Schwab Asset Management, 211 Main Street, San Francisco, California 94105.
Name of Officer, Year of Birth, and Positions(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupation(s) During the Past Five Years

Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)

Director (Apr. 2019-present), President (Oct. 2018-present), Chief Operating Officer (Jan. 2020-present) and Chief Executive Officer (Apr. 2019-Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020-present) and Chief Operating Officer (Jan. 2020-present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present) and Trustee (Apr. 2019-Dec. 2020), Schwab Funds and ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019-present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014-Mar. 2019), and Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.

Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)

Treasurer, Chief Financial Officer (Jan. 2016-present) and Chief Operating Officer (Dec. 2020-present), Schwab Funds and ETFs; Assistant Treasurer (Dec. 2013-Dec. 2015), The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust; Assistant Treasurer (Nov. 2013-Dec. 2015), Schwab Strategic Trust; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011-Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005-Mar. 2011), Massachusetts Financial Service Investment Management.

Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Chief Executive Officer (Jan. 2022-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Dec. 2021), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds and ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009-Apr. 2011), Financial Engines, Inc. (investment management); Head of Quantitative Equity (July 2004-Jan. 2009), ING Investment Management.

Name of Officer, Year of Birth, and Positions(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupation(s) During the Past Five Years

Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)

Senior Vice President and Chief Investment Officer (Apr. 2011-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011-present), Schwab Funds and ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008-Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006-Jan. 2008), Loomis, Sayles & Company (investment management).

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)

Senior Vice President and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds and ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)

Chief Legal Officer (Mar. 2022-present) and Vice President (Sept. 2005-present), Charles Schwab Investment Management, Inc.; Vice President (July 2005-present), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab Strategic Trust.

(1)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

AUDITOR SELECTION AND FEES
The Audit, Compliance and Valuation Committee of the Trust has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered accounting firm for the Trust. Deloitte has served in this capacity for the Trust since June 9, 2020. Deloitte conducts annual audits of the Fund’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns and the Trust’s filings with the SEC, and consults with the Trust as to matters of accounting and federal and state taxation. Prior to the selection of Deloitte, the Trust’s independent registered public accounting firm was PricewaterhouseCoopers LLP (the “Prior Auditor”), Three Embarcadero Center, San Francisco, California 94111. On June 8, 2020, the Prior Auditor resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the Fund for the fiscal years ended March 31, 2019 and March 31, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended March 31, 2019 and March 31, 2020 and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
The Audit, Compliance and Valuation Committee has considered whether the provision by Deloitte of non-audit services to the Fund or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the investment adviser is compatible with maintaining PwC’s and Deloitte’s respective independence and has discussed Deloitte’s independence with them. A representative of Deloitte will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.
Audit Fees
The aggregate fees billed by Deloitte for the audit of the Fund’s annual financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:
Fiscal Year End	Fees
3/31/22	$31,080
3/31/21	$31,080

Audit-Related Fees
“Audit-Related” fees include review of tax provisions as part of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by Deloitte for such services were:
Fiscal Year End	Fees
3/31/22	$0
3/31/21	$0
Tax Fees
“Tax” fees include tax compliance, tax advice and tax planning. The aggregate fees billed by Deloitte for such services were:
Fiscal Year End	Fees(1)
3/31/22	$3,100
3/31/21	$3,100

(1)
While the fees for preparation and review of tax returns shown above were performed on behalf of the Funds, those fees were not an expense of the Funds because they were paid by Schwab.

All Other Fees
“All Other” fees include attestation in connection with Section 15(c) board reporting under the 1940 Act and represent fees not included in “audit fees,” “audit-related fees,” and “tax fees.” There are fees billed in the table below for other services by Deloitte to Schwab Asset Management, CSC, Schwab or other entities under CSC’s common control. The aggregate fees billed by Deloitte for such services were:
Fiscal Year End	Fees
3/31/22	$0
3/31/21	$0
Pre-Approval Policies and Procedures
The Trust does not have pre-approval policies and procedures as described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Deloitte did not provide any non-audit services to the Trust except for those included in the tables above under “audit-related fees”, “tax fees” and “all other fees.” There are fees billed in the table below for non-audit services by Deloitte to Schwab Asset Management, CSC, Schwab, or other entities under CSC’s common control. The aggregate fees billed by Deloitte for such services were:
Fiscal Year End	Fees
3/31/22	$2,320,631
3/31/21	$4,663,610

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING
Quorum Requirement
To take action on the proposal to elect trustees, a quorum (forty percent (40%) of shares present in person or represented by proxy and entitled to vote at the meeting) must be present in person or by proxy.
If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments or postponements of such meeting to permit further solicitation of proxies. Any adjournment(s) or postponement(s) of a meeting with respect to the Trust will require the affirmative vote of a majority of those shares of the Fund present at the meeting in person or by proxy, whether or not a quorum is present. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice.
Votes Required to Elect Trustees
Shareholders of the Fund will vote together for the election of the trustees of the Trust. To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast at a meeting at which a quorum is present. There are 109,641,831.835 shares outstanding of the Fund as of April 6, 2022.
Voting Rights
As a shareholder, you are entitled to one vote for each full share of the Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.
Revoking a Proxy
You may revoke your proxy and change your vote by:
•
signing a proxy card with a later date and returning it before the polls close at the meeting at 9:00 a.m. Pacific Time on June 1, 2022,

•
voting by telephone or on the Internet before 9:00 a.m. Pacific Time on June 1, 2022, or

•
voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions
If you sign the proxy without giving instructions how to vote, your proxy will be voted:
•
for the election of each of the ten nominees as trustees, and

•
according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares
Abstentions will be counted in determining a quorum for the transaction of business at the special meeting. For purposes of the proposal scheduled to be presented at the special meeting, abstentions will not be counted as votes cast and, accordingly, will not have an effect on this proposal.
Brokerage firms generally have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. The proposal to elect trustees of the Trust is considered a routine matter.
A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker’s customer did not send the broker instructions on how to vote on the proposal and the broker does not have discretionary voting authority on the particular matter. Broker non-votes will have no effect on the Proposal.
If you have an investment adviser, your investment adviser may be able to vote your shares depending on the terms of your agreement with your investment adviser.
Vote of Shares by other Schwab Funds
Shares of the Fund may be held by other investment companies advised by Schwab Asset Management. In the event that these investment companies are entitled to vote on the proposal, these investment companies will vote any shares of the Fund in proportion to the votes of all other shareholders in the Fund.
Other Business
We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.
Proxy Solicitation
The Fund has retained Broadridge at an estimated total cost to the Trust of  $200,000 to assist in the solicitation of proxies. The Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs based on the net assets of the Fund. However, Schwab Asset Management has voluntarily agreed to pay proxy costs for the Fund to the extent they exceed 0.0045% of the Fund’s average daily net assets.
As described in the Fund’s prospectus, Schwab Asset Management is entitled to receive a fee from the Fund for its advisory services to the Fund, expressed as a percentage of the Fund’s average daily net assets. Schwab Asset Management and/or Schwab have agreed to waive fees and/or reimburse expenses of the Fund through a specified period of time when the net operating expenses of the Fund reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include, among other things, non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of the Fund’s total operating expenses for purposes of Schwab Asset Management’s and its affiliates’ fee waiver and/or reimbursement obligations.
In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Schwab Asset Management and Schwab also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.
Shareholder Proposals
The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for the Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. The Fund does not currently plan to hold a meeting of shareholders in 2022.
Reports to Shareholders
The Fund will furnish, without charge, copies of the Fund’s most recent annual and, if applicable, semiannual reports to shareholders to any shareholder upon request. The Fund’s annual and, if applicable, semiannual reports to shareholders may be obtained from the Trust by calling the Fund at (800) 345-2550, by the Internet:
https://www.schwabassetmanagement.com/schwabfunds_prospectus, or by writing to the Fund at 211 Main Street, San Francisco, California 94105.

INFORMATION REGARDING LAUDUS TRUST
Investment Adviser
Schwab Asset Management, 211 Main Street, San Francisco, California 94105 serves as the investment adviser to the Fund. Schwab Asset Management is a wholly-owned subsidiary of CSC.
Investment Subadviser
BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, NJ 08540, serves as subadviser to the Fund.
Custodian and Administrator
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and administrator for the Fund.
Distributor
Schwab serves as distributor for the Fund.
Beneficial Ownership
Each of the trustees and executive officers of the Fund, and collectively as a group, own less than 1% of the Fund as of April 6, 2022.
To the knowledge of the Trust, persons with record and/or beneficial ownership of more than 5% of the Fund as of April 6, 2022, are included in the table below.
Fund	Name and Address of Record or Beneficial Owner	Amount and Nature of Beneficial Ownership Shares Held	Percent of Fund
Schwab Select Large Cap Growth Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N 211 Main Street San Francisco, CA 94105-1905	84,504,018.111 Record	77.07%
	National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 5th FL 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	7,262,568.814 Record	6.62%

APPENDIX A
GOVERNANCE COMMITTEE CHARTER
THE CHARLES SCHWAB FAMILY OF FUNDS,
SCHWAB INVESTMENTS,
SCHWAB CAPITAL TRUST,
SCHWAB ANNUITY PORTFOLIOS,
LAUDUS TRUST
AND SCHWAB STRATEGIC TRUST
As of June 4, 20191
PURPOSE
The Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, each a Massachusetts business trust, and Schwab Strategic Trust, a Delaware statutory trust (the “Trusts”), assists the Board in fulfilling its oversight responsibilities by reviewing governance-related matters and recommending candidates to serve as trustees.
COMPOSITION AND MEMBERSHIP
The Committee shall be composed of at least three members of the Board. Members of the Committee shall not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”). The Committee shall appoint one of its members to serve as its Chairman. The Chairman will preside at each meeting of the Committee, participate in formulating agendas for those meetings, and coordinate with fund management to serve as a liaison between the Committee and fund management on matters within the scope of the responsibilities of the Committee. In addition, the Chairman will preside at meetings of the Independent Trustees, and participate in formulating agendas for meetings of the Board. Each member of the Committee shall serve until a successor is appointed.
AUTHORITY
The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this charter, including the authority to consult with counsel and/or to retain, at the Trusts’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities. The role of the Chairman of the

1
Charter initially adopted by The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust on August 31, 2005 and by Schwab Strategic Trust on October 12, 2009.

Committee shall include consulting with management with respect to matters to be considered at meetings of the Trusts’ Boards and committees.
The Board has delegated authority to the Committee to perform the activities set forth herein. Unless otherwise required by law, any decisions of the Committee shall be deemed to be recommendations to the Board and shall not be binding upon the Board or the Trusts. While the Committee has the responsibilities and powers set forth in this charter, this charter shall not be read to impose on the Committee or any member thereof any duty to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.
MEETINGS
The Committee shall meet at such times and with such frequency as is deemed necessary or appropriate by the Committee.
RESPONSIBILITIES
The responsibilities of the Committee include, but are not limited to, the following:
Governance-Related Matters
1.
To review the composition and size of the Board to assure that the proper skills and experience are represented on the Board;

2.
To recommend policies regarding retirement and term limits of trustees;

3.
To plan and administer the Board’s self-evaluation process annually;

4.
To oversee the selection of the Trusts’ legal counsel and independent legal counsel to the Independent Trustees, and to review reports from legal counsel regarding potential conflicts of interest;

5.
To review on a periodic basis the allocation of responsibilities and functions to each of the Board’s committees and to recommend any changes in such responsibilities and functions that the Committee deems necessary or appropriate;

6.
To review periodically Independent Trustee compensation and to recommend to the Board any changes the Committee may deem appropriate;

7.
To establish policies and guidelines (if any) for the training of the trustees.

8.
To review on a periodic basis the Trusts’ insurance programs and to recommend to the Board any changes it may deem appropriate;

Board Candidates and Nominees
9.
To evaluate and nominate candidates to serve as trustees;

10.
To set any appropriate standards or qualifications for service as a trustee;

11.
To establish procedures for the consideration and evaluation of candidates to serve as trustees;

Miscellaneous
12.
To review this charter periodically and recommend any changes to the Board;

13.
To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

14.
To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Committee may deem appropriate.

Laudus

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 D80721-S44348 ! ! ! The Board of Trustees recommends that you vote FOR each of the nominees listed below: 01) Walter W. Bettinger II 02) Richard A. Wurster 03) Robert W. Burns 04) Nancy F. Heller 05) David L. Mahoney 06) Jane P. Moncreiff 07) Kiran M. Patel 08) Kimberly S. Patmore 09) J. Derek Penn 10) Michael J. Beer 1. To elect trustees for the Trust For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/schwab/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE w Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 1, 2022 The proxy materials for this meeting are available at www.proxyvote.com D80722-S44348 The undersigned hereby appoint(s) Michelle Bowman, Robin Nesbitt, Catherine MacGregor and Alexandra Riedel, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held virtually on June 1, 2022 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/schwab/broadridgevsm/. The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting. This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment. Laudus Trust PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD June 1, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST